UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

International Bond Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Investors’ appetite for risk seemed to wax and wane with each news cycle over the past six months, reflecting concerns about the European debt crisis, a slowing recovery in the U.S., and the pace of China’s economic slowdown. Government bonds in developed non-U.S. markets generated modest gains but underperformed emerging market debt as investors sought more attractive yields.

The International Bond Fund returned 1.36% for the six months ended June 30, 2012, outpacing the Barclays Global Aggregate ex USD Bond Index but trailing its Lipper peer group average. (Returns for the fund’s Advisor Class shares varied slightly due to their different fee structure.) The fund’s below investment-grade bonds, currency selection, and sector and security selection all aided performance, but country and duration positioning detracted from results.

MARKET ENVIRONMENT

The first half of 2012 was a tale of two periods. Investor sentiment was decidedly upbeat through the first three months of the year, buoyed by positive economic and political developments. The U.S. economic recovery was progressing nicely amid unexpected strength in manufacturing and employment. The European Central Bank’s two long-term refinancing operations (LTROs) signaled that Continental policymakers were making progress in addressing the eurozone’s long-running debt crisis, while China’s economy seemed to be cooling to more sustainable growth rates in an orderly slowdown.

Risk aversion returned in the second quarter, however, amid signs of a weakening global economy. Much of Europe remained mired in recession, and election results in Greece and France revealed widespread discontent over fiscal austerity measures that further weakened many of the region’s economies. Mixed economic data in the U.S., including persistently high unemployment, indicated that the previously resilient recovery was starting to falter. China’s economy slowed more than expected, with commodity-intensive fixed-asset investment lagging last year’s growth and consumer spending starting to struggle.

Government bonds in developed non-U.S. markets generated modest gains in U.S. dollar terms in the last six months. Peripheral European markets performed exceptionally well in the first quarter, helped by bank purchases of sovereign debt using LTRO funds. Some of the gains were eroded during the second quarter amid rising government bond yields, especially in Italy and Spain. European investment-grade corporate bonds produced strong returns thanks to one of the best first quarters on record. While Germany and other highly rated bond markets produced solid returns in local currency terms, returns in dollar terms were trimmed by a stronger dollar versus the euro and other major currencies.

Bonds in emerging markets fared considerably better than government bonds in developed markets as yield-hungry investors sought opportunities. Lower global growth prospects have eased inflationary concerns in emerging markets, and the favorable fiscal positioning of many emerging market sovereign issuers stands in contrast to the budget and funding challenges faced by a number of developed market governments. U.S. dollar-denominated bonds performed somewhat better than local currency bonds, as weakness among emerging markets currencies reduced local bond returns in dollar terms.

The U.S. dollar strengthened against most currencies over the period as investors sought higher-quality assets. The euro weakened amid the ongoing eurozone sovereign debt crisis, losing value against the dollar and the yen. A correction in commodity prices, which was driven by China’s slowing economy and reduced global demand, contributed to the depreciation of currencies like the Brazilian real and the South African rand. Within Asia, the currencies of high-quality sovereign issuers such as South Korea and Malaysia managed to stem the pressure of depreciation, while the Indian rupee declined.

PORTFOLIO REVIEW AND POSITIONING

Allocations to below investment-grade bonds were the fund’s largest performance contributors over the period. Positions in European high yield and U.S. dollar- denominated emerging markets corporate bonds were particularly beneficial, due primarily to improved investor sentiment in the first quarter of the year. Given our expectations for continued volatility within European markets, we reduced overall portfolio risk by decreasing our allocation to European high yield bonds but maintained our exposure to U.S. dollar-denominated below investment-grade emerging markets corporate bonds.

Currency selection also boosted performance over the six-month period. A broad allocation to a basket of emerging markets currencies and an overweight allocation to the Mexican peso were the largest contributors. Underweight exposure to the euro, which depreciated significantly over the period, also helped performance. An underweight allocation to the British pound relative to the euro and overweight allocations to the Brazilian real also weighed modestly on results. In general, we have underweight or neutral allocations to most developed market currencies in favor of emerging markets, except for overweight allocations to the Canadian dollar and Norwegian krone. We decreased exposure to several developed market currencies, including the euro, the Australian dollar, the British pound, and the Japanese yen. We continue to favor southeast Asian and Latin American currencies, specifically the South Korean won, Malaysian ringgit, and Mexican peso. We reduced our allocations to the Brazilian real and Russian ruble, moving from overweight to neutral positions, and reduced an overweight allocation to the won. We increased our existing overweight exposure to the Chinese renminbi and moved to an overweight position in the Hong Kong dollar.

Sector and security selection also benefited returns. Our overweight allocation to European investment-grade corporate bonds added strongly to relative returns on the heels of exceptional first-quarter performance. Allocations to investment-grade U.S. dollar-denominated emerging markets sovereign and quasi-sovereign bonds, which are not included in the benchmark, also contributed to results. We made no significant changes to our allocation here and still believe that these bonds are supported by positive fundamentals. We reduced our overweight allocation to European investment-grade corporate bonds on strength.

Country selection and duration positioning detracted modestly from returns versus the benchmark. Our underweight allocations to peripheral European bonds, particularly those from Spain and Italy, detracted after strong performance in the first quarter of the year and again in June. Overweight allocations to Mexican, Brazilian, and South African government bonds were positive and helped to offset some of the negative impact. Off-benchmark allocations to emerging markets bonds denominated in local currencies also helped. We believe that low nominal yields and, in some regions, negative real (inflation-adjusted) yields are likely to persist for some time. As a result, we are maintaining an overall underweight duration position relative to the benchmark, which means that the fund is less sensitive to interest rate fluctuations versus the benchmark. We opened an overweight position in Polish and South African government bonds and trimmed our Mexican overweight exposure. We remain underweight to peripheral European countries, with no exposure to Ireland and significant underweight allocations to Italy and Spain.

OUTLOOK

The European debt crisis should continue to dominate headlines in the near future. Plans to create greater fiscal unity and centralized banking regulation, which were unveiled at the last European Union policy summit in late June, were greeted with optimism by investors. Although these latest measures were clearly seen as significant steps toward eventual resolution of the crisis, what remains to be seen is exactly how these plans will be implemented. A full resolution of the Continent’s profound debt troubles will be a slow process accompanied by significant market volatility, and investors and markets will be monitoring the situation closely.

We expect little change in yields on European investment-grade corporate bonds, and returns are likely to be driven by attractive coupon rates. Below investment-grade debt continues to offer attractive valuations and will likely remain stable at current yield levels for some time. Yields on emerging markets sovereign bonds are somewhat lower than in previous periods due to robust foreign demand and muted inflation expectations, which have resulted in lower interest rates. Developed market currencies are likely to move closely with the U.S. dollar, perhaps with the exception of the Japanese yen. We continue to hold emerging markets local bonds and currencies as portfolio diversifiers, offering the potential for significant appreciation as investors move capital from slower-growing, lower-yielding developed market debt into markets that offer better growth prospects and higher yields.

Effective security selection is becoming increasingly important as the international bond market grows in size, complexity, and maturity. We believe that the extended reach of T. Rowe Price’s global credit and equity research platforms, combined with our emphasis on cross-functional collaboration, gives our portfolio managers a critical edge in evaluating opportunities and risks in the global bond market.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division, portfolio manager of the International Bond Fund, and chairman of the fund’s Investment
Advisory Committee

July 23, 2012

The committee chairman has day-to-day responsibility for the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Barclays Global Aggregate ex USD Bond Index: An unmanaged index that tracks an international basket of bonds that contains government, corporate, agency, and mortgage-related bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar government bonds of 31 foreign countries.

Quasi-sovereign debt: Debt issued by a corporation and backed by the respective government, typically offering the higher yields of corporate debt with the added benefit of government support.

Weighted average effective duration (years): A measure of a portfolio’s price sensitivity to changes in interest rates. Portfolios with longer weighted average effective durations are more sensitive to changes in interest rates than securities of shorter durations.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the International Bond Fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 9.74	$ 9.95	$ 9.87	$ 9.57	$ 10.09	$ 9.69
Investment activities						
Net investment income(1)	0.11	0.26	0.25	0.27	0.37	0.35
Net realized and unrealized gain (loss)	0.02	–	0.25	0.49	(0.19)	0.60
Total from investment activities	0.13	0.26	0.50	0.76	0.18	0.95
Distributions						
Net investment income	(0.11)	(0.26)	(0.25)	(0.27)	(0.37)	(0.35)
Net realized gain	–	(0.21)	(0.17)	(0.19)	(0.33)	(0.20)
Total distributions	(0.11)	(0.47)	(0.42)	(0.46)	(0.70)	(0.55)
NET ASSET VALUE						
End of period	**$ 9.76**	**$ 9.74**	**$ 9.95**	**$ 9.87**	**$ 9.57**	**$ 10.09**

Ratios/Supplemental Data

Total return(2)	1.36%	2.63%	5.17%	8.38%	1.77%	10.05%
Ratio of total expenses to average net assets	0.85%(3)	0.83%	0.82%	0.82%	0.81%	0.82%
Ratio of net investment income to average net assets	2.34%(3)	2.59%	2.50%	2.82%	3.70%	3.57%
Portfolio turnover rate	25.6%	35.7%	61.5%	57.6%	69.2%	78.4%
Net assets, end of period (in millions)	$ 4,636	$ 4,776	$ 4,402	$ 3,423	$ 2,142	$ 2,366

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 9.74	$ 9.93	$ 9.85	$ 9.56	$ 10.07	$ 9.67
Investment activities						
Net investment income[1]	0.10	0.23	0.21	0.24	0.34	0.32
Net realized and unrealized gain (loss)	0.03	0.02	0.25	0.48	(0.18)	0.61
Total from investment activities	0.13	0.25	0.46	0.72	0.16	0.93
Distributions						
Net investment income	(0.10)	(0.23)	(0.21)	(0.24)	(0.34)	(0.33)
Net realized gain	–	(0.21)	(0.17)	(0.19)	(0.33)	(0.20)
Total distributions	(0.10)	(0.44)	(0.38)	(0.43)	(0.67)	(0.53)
NET ASSET VALUE						
End of period	**$ 9.77**	**$ 9.74**	**$ 9.93**	**$ 9.85**	**$ 9.56**	**$ 10.07**

Ratios/Supplemental Data

Total return[2]	**1.31%**	**2.50%**	**4.85%**	**7.93%**	**1.57%**	**9.82%**
Ratio of total expenses to average net assets	1.16%[3]	1.16%	1.13%	1.15%	1.13%	1.09%
Ratio of net investment income to average net assets	2.02%[3]	2.26%	2.19%	2.53%	3.40%	3.33%
Portfolio turnover rate	25.6%	35.7%	61.5%	57.6%	69.2%	78.4%
Net assets, end of period (in thousands)	$ 310,577	$ 404,634	$ 529,400	$ 485,163	$ 431,963	$ 461,694

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Par/Shares	Value
ARGENTINA 0.1%		
Corporate Bonds 0.1%		
Banco Galicia y Buenos Air, 8.75%, 5/4/18 (USD) (1)	2,000,000	1,450
IRSA Inversiones y Representaciones 11.50%, 7/20/20 (USD) (1)	1,700,000	1,354
Total Argentina (Cost $3,970)		2,804
AUSTRALIA 0.6%		
Corporate Bonds 0.4%		
Australia & New Zealand Banking, FRN, 4.75%, 12/7/18 (GBP)	695,000	1,086
Commonwealth Bank of Australia, 3.625%, 10/14/14 (CAD)	1,250,000	1,252
Commonwealth Bank of Australia, 3.875%, 12/14/15 (GBP)	1,000,000	1,673
Commonwealth Bank of Australia, 5.50%, 8/6/19 (EUR)	2,050,000	2,788
National Australia Bank, 4.75%, 7/15/16 (EUR)	3,000,000	4,198
National Australia Bank, 5.375%, 12/8/14 (GBP)	1,000,000	1,699
St. George Bank, 6.50%, 6/24/13 (EUR)	200,000	266
Telstra, 6.125%, 8/6/14 (GBP)	400,000	681
Westfield Financial, 5.50%, 6/27/17 (GBP)	450,000	774
Westpac Banking, 4.25%, 9/22/16 (EUR)	2,000,000	2,762
Westpac Banking, 5.00%, 10/21/19 (GBP)	1,000,000	1,717
		18,896
Government Bonds 0.2%		
New South Wales Treasury, 6.00%, 3/1/22	9,068,000	10,649
		10,649
Total Australia (Cost $28,830)		29,545
AUSTRIA 0.6%		
Corporate Bonds 0.1%		
Telekom Finanzmanagement, 6.375%, 1/29/16	1,469,000	2,106
		2,106

Government Bonds 0.5%		
Republic of Austria, 6.25%, 7/15/27	15,052,000	26,748
		26,748
Total Austria (Cost $28,414)		28,854
BELGIUM 0.6%		
Corporate Bonds 0.1%		
Anheuser-Busch InBev, 6.50%, 6/23/17 (GBP)	1,394,000	2,593
Ontex, 7.50%, 4/15/18 (1)	3,342,000	4,060
Ontex, 7.50%, 4/15/18	325,000	395
		7,048
Government Bonds 0.5%		
Kingdom of Belgium, 4.25%, 9/28/21	9,495,000	13,169
Kingdom of Belgium, 5.00%, 9/28/12	7,417,000	9,489
		22,658
Total Belgium (Cost $31,715)		29,706
BERMUDA 0.1%		
Corporate Bonds 0.1%		
Bacardi, 7.75%, 4/9/14 (EUR)	3,500,000	4,903
Holcim Finance, 8.75%, 4/24/17 (GBP)	800,000	1,500
Total Bermuda (Cost $6,631)		6,403
BRAZIL 1.7%		
Corporate Bonds 0.7%		
Banco do Estado do Rio Grande do Sul 7.375%, 2/2/22 (USD) (1)	4,300,000	4,429
BFF International, 7.25%, 1/28/20 (USD) (1)	1,600,000	1,820
BFF International, Brasil Foods, 7.25%, 1/28/20 (USD)	1,000,000	1,138

BR Malls International Finance, 9.75%, 11/29/49 (USD)	3,050,000	3,111
BRF - Brasil Foods, 5.875%, 6/6/22 (USD) (1)	1,275,000	1,316
Centrais Electricas Brasileiras, 5.75%, 10/27/21 (USD) (1)	2,500,000	2,745
Cia de Saneamento Basico do Estado de Sao Paulo 6.25%, 12/16/20 (USD) (1)	2,900,000	3,088
Itau Unibanco, 5.65%, 3/19/22 (USD) (1)	3,000,000	3,019
Minerva Luxembourg, 12.25%, 2/10/22 (USD) (1)	2,100,000	2,194
Odebrecht Finance, 6.00%, 4/5/23 (USD) (1)	2,000,000	2,117
Telemar Norte Leste, 5.125%, 12/15/17 (EUR)	3,520,000	4,587
Voto-Votorantim, 5.25%, 4/28/17 (EUR) (1)	2,000,000	2,670
Votorantim Cimentos, 7.25%, 4/5/41 (USD) (1)	1,800,000	1,818
		34,052
Government Bonds 1.0%		
Brazil Notas do Tesouro Nacional, 6.00%, 8/15/20	5,220,000	6,127
Brazil Notas do Tesouro Nacional, 6.00%, 5/15/45	6,060,000	7,833
Brazil Notas do Tesouro Nacional, 6.00%, 8/15/50	7,761,000	10,053
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21	17,524,000	8,751
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23	32,966,000	16,243
		49,007
Total Brazil (Cost $84,017)		83,059
CANADA 3.8%		
Corporate Bonds 1.1%		
Bank of Montreal, FRN, 6.17%, 3/28/23	1,444,000	1,657
Bank of Nova Scotia, 2.74%, 12/1/16	1,105,000	1,097
Bell Canada, 5.00%, 2/15/17 (1)	1,494,000	1,599
Canadian Imperial Bank of Commerce, 2.65%, 11/8/16	1,155,000	1,144
Canadian Natural Resources, 4.95%, 6/1/15	1,494,000	1,585
Enbridge, 4.26%, 2/1/21	2,295,000	2,458
EnCana, 5.80%, 1/18/18 (1)	1,439,000	1,578

Greater Toronto Airport, 6.47%, 2/2/34 (1)	1,414,000	1,893
Hydro One, 5.36%, 5/20/36	1,170,000	1,419
Loblaw, 5.22%, 6/18/20	1,494,000	1,656
Rogers Communications, 5.38%, 11/4/19	1,588,000	1,758
Royal Bank of Canada, 4.35%, 6/15/20	1,990,000	2,049
Royal Bank of Canada, 4.625%, 1/22/18 (EUR)	17,025,000	24,775
Suncor Energy, 5.39%, 3/26/37 (1)	1,533,000	1,730
Telus, 4.95%, 3/15/17	1,494,000	1,608
Thomson Reuters, 5.20%, 12/1/14	1,439,000	1,522
Toronto-Dominion Bank, FRN, 5.69%, 6/3/18	2,335,000	2,372
Transcanada Pipelines, 4.65%, 10/3/16	1,494,000	1,612
Wells Fargo Financial Canada, 2.774%, 2/9/17	3,040,000	2,982
		56,494
Government Bonds 2.7%		
Government of Canada, 3.50%, 6/1/13	15,529,000	15,593
Government of Canada, 4.00%, 6/1/17	10,142,000	11,214
Government of Canada, 4.50%, 6/1/15	20,382,000	21,910
Government of Canada, 5.00%, 6/1/37	13,989,000	20,524
Province of British Columbia, 3.70%, 12/18/20	33,821,000	36,467
Province of Quebec, 5.00%, 12/1/38	22,114,000	26,725
		132,433
Total Canada (Cost $179,305)		188,927
CAYMAN ISLANDS 0.1%		
Corporate Bonds 0.1%		
New York Life Funding, 5.125%, 2/3/15 (GBP)	1,500,000	2,537
Total Cayman Islands (Cost $2,442)		2,537

CHILE 0.1%

Corporate Bonds 0.1%

Banco del Estado - Chile, 3.875%, 2/8/22 (USD) (1)	2,500,000	2,557
Total Chile (Cost $2,459)		2,557

CHINA 0.5%

Corporate Bonds 0.5%

Central China Real Estate, 12.25%, 10/20/15 (USD)	1,500,000	1,569
China Shansui Cement, 8.50%, 5/25/16 (USD) (1)	3,000,000	2,962
CNOOC Finance, 3.875%, 5/2/22 (USD) (1)	1,325,000	1,374
Country Garden Holdings, 11.125%, 2/23/18 (USD) (1)	1,500,000	1,534
Country Garden Holdings, 11.125%, 2/23/18 (USD)	1,500,000	1,534
ENN Energy Holdings, 6.00%, 5/13/21 (USD)	2,000,000	2,016
KWG Property Holding, 12.50%, 8/18/17 (USD)	1,000,000	974
KWG Property Holding, 12.75%, 3/30/16 (USD)	1,000,000	996
Mega Advance Investments, 5.00%, 5/12/21 (USD) (1)	3,000,000	3,217
Tencent Holdings, 4.625%, 12/12/16 (USD) (1)	4,000,000	4,140
Tencent Holdings, 4.625%, 12/12/16 (USD)	1,500,000	1,552
West China Cement, 7.50%, 1/25/16 (USD)	1,900,000	1,719
Total China (Cost $22,400)		23,587

COLOMBIA 0.0%

Corporate Bonds 0.0%

BanColombia, 4.25%, 1/12/16 (USD)	1,500,000	1,564
Total Colombia (Cost $1,491)		1,564

CZECH REPUBLIC 0.7%

Corporate Bonds 0.2%

CEZ, 5.00%, 10/19/21 (EUR)	1,900,000	2,758

FRANCE 3.5%

Corporate Bonds 2.7%

Alcatel-Lucent, 6.375%, 4/7/14	3,500,000	4,496
Autoroutes du Sud de la France, 7.375%, 3/20/19	2,900,000	4,581
AXA, FRN, 5.25%, 4/16/40	3,200,000	3,239
BNP Paribas Home Loan, 3.75%, 4/20/20	3,600,000	4,937
Carrefour, 5.375%, 6/12/15	3,000,000	4,116
Casino Guichard Perrachon & Cie, 4.379%, 2/8/17	1,200,000	1,590
Casino Guichard Perrachon & Cie, 4.875%, 4/10/14	750,000	996
Casino Guichard Perrachon & Cie, 6.375%, 4/4/13	1,900,000	2,490
Compagnie de Saint-Gobain, 4.00%, 10/8/18	3,500,000	4,628
Electricite de France, 6.25%, 1/25/21	2,000,000	3,116
Electricite de France, 6.875%, 12/12/22 (GBP)	1,200,000	2,315
Eutelsat, 4.125%, 3/27/17	3,000,000	4,029
France Telecom, 8.00%, 12/20/17 (GBP)	697,000	1,359
GDF Suez, 5.625%, 1/18/16	2,934,000	4,244
GDF Suez, 6.125%, 2/11/21 (GBP)	400,000	744
HSBC Covered Bonds (France), 3.375%, 1/20/17	9,650,000	13,018
Legrand, 4.25%, 2/24/17	3,000,000	4,107
Pernod-Ricard, 5.00%, 3/15/17	3,400,000	4,698
Pinault Printemps Redoute, 8.625%, 4/3/14	2,232,000	3,167
RCI Banque, 4.375%, 1/27/15	4,665,000	6,040
Rhodia, 7.00%, 5/15/18	2,500,000	3,528
Societe de Financement de l'Economie, 3.25%, 1/16/14 (2)	24,797,000	32,601
Societe Generale, 5.25%, 3/28/13	2,900,000	3,772
Societe Generale, 5.40%, 1/30/18 (GBP)	996,000	1,421
Societe Generale, 6.125%, 8/20/18	2,600,000	3,238
Total Capital, 3.875%, 12/14/18 (GBP)	398,000	685
Veolia Environnement, 5.125%, 5/24/22	1,866,000	2,631
Veolia Environnement, 5.375%, 5/28/18	1,619,000	2,327

Veolia Environnement, 6.75%, 4/24/19	595,000	916
Vivendi, 4.875%, 12/2/19	4,500,000	6,105
		135,134
Government Bonds 0.8%		
Republic of France, 4.00%, 10/25/38	13,184,000	17,927
Republic of France, 5.50%, 4/25/29	9,312,000	15,033
Republic of France, 5.75%, 10/25/32	4,161,000	7,031
		39,991
Total France (Cost $181,183)		175,125
GERMANY 19.8%		
Corporate Bonds 4.3%		
Allianz Finance, FRN, 6.50%, 1/13/25	3,949,000	5,196
BASF, 5.875%, 3/31/17 (GBP)	800,000	1,473
Bayer, 5.625%, 5/23/18 (GBP)	1,000,000	1,839
BMW U.K. Capital, 5.00%, 10/2/17 (GBP)	498,000	874
Daimler, 3.50%, 6/6/19 (GBP)	500,000	804
Deutsche Bank, 5.125%, 1/31/13	2,240,000	2,880
Deutsche Telekom International Finance, 6.00%, 1/20/17	2,237,000	3,316
Deutsche Telekom International Finance 7.125%, 9/26/12 (GBP)	1,494,000	2,369
E.ON International Finance, 5.50%, 1/19/16	3,080,000	4,433
E.ON International Finance, 6.00%, 10/30/19 (GBP)	2,100,000	3,969
Eurohypo, 3.875%, 11/21/13	7,545,000	9,956
Eurohypo, 3.875%, 11/21/16	11,066,000	15,171
KFW, 4.375%, 7/4/18	21,084,000	31,226
KFW, 4.70%, 6/2/37 (CAD)	7,206,000	8,069
KFW, 5.50%, 12/7/15 (GBP)	18,747,000	33,629
KFW, 6.00%, 8/20/20 (AUD)	58,463,000	66,147
Linde Finance, 6.50%, 1/29/16 (GBP)	1,000,000	1,833

MAN, 7.25%, 5/20/16	496,000	757
Merck Financial Services, 3.375%, 3/24/15	2,480,000	3,311
Merck Financial Services, 4.875%, 9/27/13	595,000	789
Schaeffler Finance, 8.75%, 2/15/19 (1)	2,425,000	3,226
UnityMedia, 9.625%, 12/1/19	1,700,000	2,342
UnityMedia, 9.625%, 12/1/19 (1)	1,952,000	2,688
Volkswagen Leasing, 3.25%, 5/10/18	5,000,000	6,689
		212,986
Government Bonds 15.5%		
Bundesobligation, 4.25%, 10/12/12	47,634,000	60,970
Federal Republic of Germany, 1.75%, 7/4/22	9,952,000	12,785
Federal Republic of Germany, 2.50%, 1/4/21	31,877,000	44,130
Federal Republic of Germany, 3.50%, 1/4/16	121,529,000	170,870
Federal Republic of Germany, 3.75%, 1/4/15	31,000,000	42,729
Federal Republic of Germany, 4.00%, 1/4/37	74,861,000	124,412
Federal Republic of Germany, 4.50%, 1/4/13	189,700,000	245,484
Federal Republic of Germany, 5.00%, 7/4/12	49,782,000	63,005
		764,385
Total Germany (Cost $995,423)		977,371
HONG KONG 0.3%		
Corporate Bonds 0.3%		
LS Finance, 5.25%, 1/26/17 (USD)	2,000,000	2,066
Standard Chartered, 3.875%, 10/20/16 (EUR)	3,000,000	4,063
Standard Chartered, 5.875%, 9/26/17 (EUR)	4,300,000	5,886
Standard Chartered Bank, 6.50%, 4/28/14 (GBP)	800,000	1,361
Total Hong Kong (Cost $13,727)		13,376

HUNGARY 0.3%		
Government Bonds 0.3%		
Republic of Hungary, 6.50%, 6/24/19	2,508,210,000	10,458
Republic of Hungary, 6.75%, 2/24/17	730,480,000	3,129
Total Hungary (Cost $14,239)		13,587
ICELAND 0.3%		
Government Bonds 0.3%		
Republic of Iceland, 5.875%, 5/11/22 (USD) (1)	12,936,000	12,632
Total Iceland (Cost $12,878)		12,632
INDIA 0.1%		
Corporate Bonds 0.1%		
Reliance Holdings, 6.25%, 10/19/40 (USD) (1)	4,000,000	3,764
Total India (Cost $3,962)		3,764
INDONESIA 0.5%		
Corporate Bonds 0.1%		
PT Adaro Indonesia, 7.625%, 10/22/19 (USD)	2,500,000	2,675
		2,675
Government Bonds 0.4%		
Republic of Indonesia, 7.00%, 5/15/22	26,503,000,000	3,006
Republic of Indonesia, 8.25%, 7/15/21	152,414,000,000	18,576
		21,582
Total Indonesia (Cost $23,753)		24,257
IRELAND 0.1%		
Corporate Bonds 0.1%		
GE Capital UK Funding, 5.625%, 12/12/14 (GBP)	2,286,000	3,887

GE Capital UK Funding, 5.625%, 4/25/19 (GBP)	1,300,000	2,278
WPP 2008, 6.00%, 4/4/17 (GBP)	400,000	706
Total Ireland (Cost $7,161)		6,871

ISRAEL 0.2%

Government Bonds 0.2%		
Israel Fixed Bond, 5.50%, 2/28/17	32,728,000	9,237
Total Israel (Cost $9,305)		9,237

ITALY 3.1%

Corporate Bonds 1.0%		
Enel, 5.25%, 1/14/15	2,419,000	3,122
ENI, 3.50%, 1/29/18	2,500,000	3,167
ENI Finance International, 5.00%, 1/27/19 (GBP)	600,000	999
Finmeccanica Finance, 8.125%, 12/3/13	2,700,000	3,616
Intesa Sanpaolo, 4.00%, 11/8/18	8,600,000	9,881
Lottomatica, 5.375%, 12/5/16	4,100,000	5,276
Telecom Italia, 7.375%, 12/15/17 (GBP)	750,000	1,159
Telecom Italia, 7.875%, 1/22/14	2,500,000	3,339
Telecom Italia, 8.25%, 3/21/16	2,200,000	3,047
UniCredito, 4.25%, 7/29/16	9,025,000	11,465
Wind Acquisition, 11.75%, 7/15/17	2,000,000	2,037
Wind Acquisition, 11.75%, 7/15/17 (1)	1,900,000	1,936
		49,044
Government Bonds 2.1%		
Italy Buoni Poliennali del Tesoro, 3.75%, 3/1/21	39,031,000	43,810
Italy Buoni Poliennali del Tesoro, 4.00%, 2/1/37	7,481,000	7,246
Italy Buoni Poliennali del Tesoro, 4.50%, 2/1/18	19,137,000	23,395

Italy Buoni Poliennali del Tesoro, 5.00%, 9/1/40	30,102,000	32,220
		106,671
Total Italy (Cost $177,049)		155,715
JAMAICA 0.1%		
Corporate Bonds 0.1%		
Digicel, 8.875%, 1/15/15 (USD)	2,600,000	2,639
Digicel, 10.50%, 4/15/18 (USD) (1)	1,850,000	1,931
Total Jamaica (Cost $4,570)		4,570
JAPAN 22.0%		
Government Bonds 22.0%		
Government of Japan, 0.50%, 12/20/15	6,922,300,000	87,763
Government of Japan, 1.00%, 12/20/21	3,732,250,000	47,632
Government of Japan, 1.10%, 6/20/21	10,278,650,000	132,922
Government of Japan, 1.30%, 6/20/20	11,198,000,000	148,056
Government of Japan, 1.40%, 3/20/18	3,700,550,000	49,229
Government of Japan, 1.50%, 3/20/19	3,839,900,000	51,561
Government of Japan, 1.50%, 6/20/19	1,075,350,000	14,445
Government of Japan, 1.70%, 9/20/16	1,101,000,000	14,667
Government of Japan, 1.70%, 3/20/17	3,327,000,000	44,558
Government of Japan, 1.70%, 9/20/17	8,404,800,000	113,138
Government of Japan, 1.90%, 3/20/25	702,800,000	9,607
Government of Japan, 2.00%, 12/20/33	2,174,050,000	28,542
Government of Japan, 2.30%, 6/20/28	19,966,850,000	281,462
Government of Japan, 2.30%, 3/20/40	4,815,000,000	65,673
Total Japan (Cost $1,016,528)		1,089,255

KAZAKHSTAN 0.1%		
Corporate Bonds 0.1%		
HSBK Europe, 7.25%, 5/3/17 (USD)	1,000,000	1,000
Kazkommertsbank, 8.50%, 5/11/18 (USD) (1)	2,000,000	1,710
Total Kazakhstan (Cost $2,991)		2,710
LITHUANIA 0.3%		
Government Bonds 0.3%		
Republic of Lithuania, 5.125%, 9/14/17 (USD) (1)	6,967,000	7,385
Republic of Lithuania, 6.75%, 1/15/15 (USD)	5,112,000	5,547
Total Lithuania (Cost $12,100)		12,932
LUXEMBOURG 0.3%		
Corporate Bonds 0.3%		
Arcelormittal, 9.375%, 6/3/16	2,100,000	3,094
Cirsa Finance Luxembourg, 8.75%, 5/15/18	5,500,000	5,673
Gategroup Finance, 6.75%, 3/1/19 (1)	1,200,000	1,515
Sunrise Communications, 7.00%, 12/31/17	500,000	677
Sunrise Communications, 7.00%, 12/31/17 (1)	3,500,000	4,739
Total Luxembourg (Cost $17,621)		15,698
MACAU 0.0%		
Corporate Bonds 0.0%		
MCE Finance, 10.25%, 5/15/18 (USD)	2,000,000	2,275
Total Macau (Cost $2,262)		2,275
MALAYSIA 1.4%		
Government Bonds 1.4%		
Malaysian Government, 3.70%, 5/15/13	28,550,000	9,047

Malaysian Government, 4.16%, 7/15/21	37,999,000	12,590
Malaysian Government, 4.378%, 11/29/19	129,719,000	43,381
Malaysian Government, 4.498%, 4/15/30	14,640,000	4,959
Total Malaysia (Cost $71,376)		69,977
MEXICO 2.8%		
Corporate Bonds 0.9%		
America Movil, 4.125%, 10/25/19 (EUR)	3,580,000	4,926
CEMEX Finance, 9.50%, 12/14/16 (USD) (1)	3,500,000	3,430
Controladora Mabe, 7.875%, 10/28/19 (USD) (1)	2,500,000	2,625
Pemex Project Funding Master Trust, 6.25%, 8/5/13 (EUR)	2,678,000	3,575
Pemex Project Funding Master Trust, 6.375%, 8/5/16 (EUR)	2,479,000	3,578
Petroleos Mexicanos, 5.50%, 1/9/17 (EUR)	2,500,000	3,518
Petroleos Mexicanos, 5.50%, 1/21/21 (USD)	12,674,000	14,385
Petroleos Mexicanos, 7.50%, 12/18/13 (GBP)	1,573,000	2,647
Satmex Escrow, 9.50%, 5/15/17 (USD)	3,000,000	3,165
		41,849
Government Bonds 1.9%		
Mexican Udibonos, Inflation-Indexed, 2.50%, 12/10/20	248,142,078	20,045
United Mexican States, 6.50%, 6/10/21	71,023,000	5,785
United Mexican States, 7.50%, 6/3/27	217,500,000	18,552
United Mexican States, 8.50%, 12/13/18	291,850,000	26,020
United Mexican States, 8.50%, 11/18/38	274,408,000	24,990
		95,392
Total Mexico (Cost $132,206)		137,241
NETHERLANDS 2.7%		
Corporate Bonds 1.3%		
Ahold Finance USA, 6.50%, 3/14/17 (GBP)	1,687,000	3,030

NORWAY 0.2%

Corporate Bonds 0.2%		
DnB NOR Bank, 3.875%, 6/29/20 (EUR)	2,100,000	2,825
DnB Nor Bank, 4.375%, 2/24/21 (EUR)	500,000	691
Nordea Hypotek, 3.50%, 1/18/17 (EUR)	6,080,000	8,380
Total Norway (Cost $12,173)		11,896

PERU 0.2%

Corporate Bonds 0.1%		
Banco Credito del Peru, 5.375%, 9/16/20 (USD) (1)	3,750,000	3,909
Corp Lindley, 6.75%, 11/23/21 (USD) (1)	3,000,000	3,255
		7,164
Government Bonds 0.1%		
Republic of Peru, 7.84%, 8/12/20 (1)	10,604,000	4,727
		4,727
Total Peru (Cost $11,046)		11,891

POLAND 2.3%

Corporate Bonds 0.3%		
Cyfrowy Polsat, 7.125%, 5/20/18 (EUR)	2,500,000	3,251
Eileme, 11.75%, 1/31/20 (EUR) (1)	1,700,000	2,216
TPSA Euro Finance, 6.00%, 5/22/14 (EUR)	3,000,000	4,090
TVN Finance, 10.75%, 11/15/17 (EUR)	3,250,000	4,318
		13,875
Government Bonds 2.0%		
Republic of Poland, 5.00%, 10/24/13	55,906,000	16,858
Republic of Poland, 5.00%, 4/25/16	22,740,000	6,918
Republic of Poland, 5.50%, 4/25/15	46,865,000	14,400
Republic of Poland, 5.50%, 10/25/19	92,814,000	28,848

Republic of Poland, 5.75%, 10/25/21	74,268,000	23,319
Republic of Poland, 5.75%, 9/23/22	27,696,000	8,677
		99,020
Total Poland (Cost $117,082)		112,895

RUSSIA 1.0%

Corporate Bonds 0.4%

Alfa Bank, 7.875%, 9/25/17 (USD)	2,900,000	2,933
Alrosa Finance, 7.75%, 11/3/20 (USD)	2,800,000	2,946
GAZ Capital, 6.605%, 2/13/18 (EUR)	4,000,000	5,739
Metalloinvest Finance, 6.50%, 7/21/16 (USD) (1)	3,000,000	2,993
Promsvyazbank Finance, 6.20%, 4/25/14 (USD)	2,000,000	1,963
Sberbank Capital, 5.717%, 6/16/21 (USD)	2,500,000	2,555
TMK Capital, 7.75%, 1/27/18 (USD)	2,000,000	1,910
VimpelCom, 7.504%, 3/1/22 (USD)	2,300,000	2,166
VimpelCom, 7.748%, 2/2/21 (USD)	200,000	194
		23,399

Government Bonds 0.6%

Russia, FRN, 7.50%, 3/31/30 (USD)	9,743,720	11,722
Russian Federation, 7.85%, 3/10/18	510,000,000	16,637
		28,359
Total Russia (Cost $51,897)		51,758

SOUTH AFRICA 2.3%

Corporate Bonds 0.4%

Eskom Holdings, 5.75%, 1/26/21 (USD) (1)	12,537,000	13,775
Standard Bank, 8.125%, 12/2/19 (USD)	3,000,000	3,277
		17,052

Government Bonds 1.9%		
Republic of South Africa, 6.75%, 3/31/21	325,655,000	38,507
Republic of South Africa, 8.00%, 12/21/18	336,196,000	43,553
Republic of South Africa, 10.50%, 12/21/26	12,245,000	1,824
Republic of South Africa, 13.50%, 9/15/15	76,961,000	11,432
		95,316
Total South Africa (Cost $111,865)		112,368
SOUTH KOREA 1.6%		
Corporate Bonds 0.1%		
Export-Import Bank of Korea, 4.625%, 2/20/17 (EUR)	900,000	1,227
Hyundai Capital America, 4.00%, 6/8/17 (USD)	4,000,000	4,145
Hyundai Capital Services, 3.50%, 9/13/17 (USD) (1)	1,530,000	1,546
		6,918
Government Bonds 1.5%		
Korea Treasury Bond, 4.25%, 6/10/21	8,250,860,000	7,565
Korea Treasury Bond, 4.50%, 3/10/15	49,239,360,000	44,315
Korea Treasury Bond, 5.00%, 6/10/20	23,009,050,000	22,091
		73,971
Total South Korea (Cost $75,903)		80,889
SPAIN 2.3%		
Corporate Bonds 1.1%		
Banco Bilbao Vizcaya Argentaria, 3.00%, 10/9/14	9,550,000	11,485
Banco Bilbao Vizcaya Argentaria, 4.875%, 1/23/14	3,000,000	3,722
Banco Santander, 4.625%, 1/20/16	19,500,000	24,044
Gas Natural Capital Markets, 4.125%, 1/26/18	2,700,000	2,947
Gas Natural Capital Markets, 5.25%, 7/9/14	2,800,000	3,507
Repsol International Finance, 4.75%, 2/16/17	2,250,000	2,713

Telefonica Emisiones, 3.661%, 9/18/17	3,500,000	3,773
Telefonica Emisiones, 4.75%, 2/7/17	3,500,000	4,049
Telefonica Emisiones, 5.375%, 2/2/18 (GBP)	1,000,000	1,414
		57,654
Government Bonds 1.2%		
Kingdom of Spain, 4.10%, 7/30/18	5,514,000	6,350
Kingdom of Spain, 4.60%, 7/30/19	31,542,000	36,648
Kingdom of Spain, 5.75%, 7/30/32	13,603,000	14,953
		57,951
Total Spain (Cost $136,523)		115,605
SUPRANATIONAL 2.3%		
Corporate Bonds 2.3%		
European Investment Bank, 8.75%, 8/25/17 (GBP)	13,208,000	27,158
Inter-American Development Bank, 4.40%, 1/26/26 (CAD)	11,649,000	12,945
International Bank for Reconstruction & Development 3.875%, 5/20/19 (EUR)	50,037,000	72,985
Total Supranational (Cost $110,924)		113,088
SWEDEN 1.0%		
Corporate Bonds 0.9%		
Nordea Bank, 3.75%, 2/24/17 (EUR)	4,300,000	5,813
Nordea Bank, 3.875%, 12/15/15 (GBP)	1,000,000	1,665
Securitas, 6.50%, 4/2/13 (EUR)	2,350,000	3,085
Skandinaviska Enskilda Banken, 3.75%, 5/19/16 (EUR)	2,750,000	3,694
Skandinaviska Enskilda Banken, 6.625%, 7/9/14 (GBP)	1,000,000	1,702
Svenska Handelsbanken, 4.875%, 3/25/14 (EUR)	2,950,000	3,975
Svenska Handelsbanken, 5.50%, 5/26/16 (GBP)	2,800,000	4,867
Swedish Export Credit, 3.625%, 5/27/14 (EUR)	13,760,000	18,219

Verisure Holding, 8.75%, 9/1/18 (EUR) (1)	1,075,000	1,306
		44,326
Government Bonds 0.1%		
Kingdom of Sweden, 3.75%, 8/12/17	45,945,000	7,462
		7,462
Total Sweden (Cost $53,186)		51,788
SWITZERLAND 0.5%		
Corporate Bonds 0.5%		
Adecco, 4.75%, 4/13/18 (EUR)	3,000,000	4,013
Cloverie, FRN, 7.50%, 7/24/39 (EUR)	4,200,000	5,738
Credit Suisse First Boston (London), 5.125%, 9/18/17 (EUR)	5,500,000	7,888
Credit Suisse First Boston (London), 6.125%, 8/5/13 (EUR)	2,000,000	2,664
Credit Suisse Group Finance (Guernsey), 6.375%, 6/7/13 (EUR)	1,921,000	2,527
UBS (London), 6.25%, 9/3/13 (EUR)	1,984,000	2,650
UBS (London), 6.375%, 7/20/16 (GBP)	993,000	1,734
Total Switzerland (Cost $29,295)		27,214
TURKEY 0.6%		
Corporate Bonds 0.2%		
Akbank, 5.125%, 7/22/15 (USD) (1)	4,000,000	4,095
Turkiye Garanti Bankasi, 6.25%, 4/20/21 (USD) (1)	4,000,000	4,100
		8,195
Government Bonds 0.4%		
Republic of Turkey, 10.00%, 6/17/15	27,064,000	15,548
Republic of Turkey, 10.50%, 1/15/20	10,166,000	6,192
		21,740
Total Turkey (Cost $31,694)		29,935

UKRAINE 0.2%

Corporate Bonds 0.2%

Avangardco Investments, 10.00%, 10/29/15 (USD)	3,000,000	2,395
DTEK Finance, 9.50%, 4/28/15 (USD)	3,000,000	2,925
MHP, 10.25%, 4/29/15 (USD)	3,550,000	3,439
Mriya Agro Holding, 10.95%, 3/30/16 (USD)	3,000,000	2,573
Total Ukraine (Cost $12,538)		11,332

UNITED ARAB EMIRATES 0.2%

Corporate Bonds 0.2%

DP World Sukuk, 6.25%, 7/2/17 (USD)	2,000,000	2,170
Dubai Electricity & Water, 7.375%, 10/21/20 (USD) (1)	4,000,000	4,400
IPIC GMTN, 5.875%, 3/14/21 (EUR)	3,000,000	4,173
Total United Arab Emirates (Cost $9,694)		10,743

UNITED KINGDOM 10.2%

Corporate Bonds 4.8%

Aviva, FRN, 6.875%, 5/22/38 (EUR)	4,000,000	4,441
B.A.T. International Finance, 5.375%, 6/29/17 (EUR)	3,450,000	5,044
B.A.T. International Finance, 6.375%, 12/12/19	1,095,000	2,091
BAA Funding, 4.60%, 2/15/18 (EUR)	3,500,000	4,699
BAA Funding, 5.225%, 2/15/25	2,400,000	4,046
Barclays Bank, 4.00%, 10/7/19 (EUR)	18,450,000	25,890
Barclays Bank, 5.25%, 5/27/14 (EUR)	3,700,000	4,997
Barclays Bank, 5.75%, 8/17/21	2,400,000	4,162
Barclays Bank, 6.00%, 1/14/21 (EUR)	3,500,000	4,073
BG Energy Capital, 5.125%, 12/7/17	1,000,000	1,788
BG Energy Capital, 5.875%, 11/13/12	737,000	1,172
BP Capital Markets, 3.83%, 10/6/17 (EUR)	4,000,000	5,501

British Sky Broadcasting Finance, 5.75%, 10/20/17	2,100,000	3,737
British Telecommunications, 6.50%, 7/7/15 (EUR)	1,700,000	2,449
British Telecommunications, 8.625%, 3/26/20	1,593,000	3,289
Centrica, 5.125%, 12/10/14	1,000,000	1,698
Crown Newco, 7.00%, 2/15/18	1,800,000	2,734
Crown Newco, 7.00%, 2/15/18 (1)	1,700,000	2,583
Eastern Power Networks, 4.75%, 9/30/21	1,200,000	2,047
Experian Fiance, 4.75%, 2/4/20 (EUR)	3,000,000	4,368
Experian Finance, 4.75%, 11/23/18	1,000,000	1,732
FCE Bank, 4.75%, 1/19/15 (EUR)	3,600,000	4,818
G4S, 7.75%, 5/13/19	1,200,000	2,317
HSBC Bank, 3.875%, 10/24/18 (EUR)	5,500,000	7,621
HSBC Bank Canada, 3.558%, 10/4/17 (CAD)	1,120,000	1,139
HSBC Holdings, 6.25%, 3/19/18 (EUR)	2,500,000	3,459
HSBC Holdings, FRN, 9.875%, 4/8/18	2,300,000	3,793
Imperial Tobacco Finance, 4.50%, 7/5/18 (EUR)	4,000,000	5,501
Intercontinental Hotels, 6.00%, 12/9/16	1,100,000	1,903
Kingfisher, 5.625%, 12/15/14	1,290,000	2,146
Legal & General Group, FRN, 4.00%, 6/8/25 (EUR)	3,800,000	4,328
Lloyds TSB Bank, 6.375%, 6/17/16 (EUR)	5,950,000	8,400
Lloyds TSB Bank, 6.50%, 3/24/20 (EUR)	6,950,000	7,562
Lloyds TSB Bank, 7.50%, 4/15/24	1,000,000	1,838
Marks & Spencer, 5.625%, 3/24/14	1,389,000	2,298
MU Finance, 8.75%, 2/1/17 (1)	2,500,000	4,209
MU Finance, 8.75%, 2/1/17	500,000	842
National Express Group, 6.25%, 1/13/17	1,200,000	2,023
National Grid, 5.00%, 7/2/18 (EUR)	3,933,000	5,747
National Grid, 6.125%, 4/15/14	1,100,000	1,852
National Grid, 6.50%, 4/22/14 (EUR)	1,700,000	2,351
Nationwide Building Society, 3.75%, 1/20/15 (EUR)	3,000,000	3,930

Nationwide Building Society, 4.375%, 2/28/22 (EUR)	9,300,000	13,299
Nationwide Building Society, 5.625%, 9/9/19	1,300,000	2,228
Nationwide Building Society, 6.75%, 7/22/20 (EUR)	3,000,000	3,564
Next, 5.875%, 10/12/16	1,200,000	2,065
Northumbrian Water Fin., 6.00%, 10/11/17	400,000	730
Odeon & UCI Finco, 9.00%, 8/1/18	3,000,000	4,510
Rentokil Initial, 5.75%, 3/31/16	1,500,000	2,480
Rolls-Royce, 6.75%, 4/30/19	1,000,000	1,950
Royal Bank of Scotland, 4.75%, 5/18/16 (EUR)	2,500,000	3,335
Royal Bank of Scotland, 5.25%, 5/15/13 (EUR)	2,300,000	2,989
Royal Bank of Scotland, 5.375%, 9/30/19 (EUR)	3,500,000	4,743
Royal Bank of Scotland, 5.75%, 5/21/14 (EUR)	3,000,000	4,026
Royal Bank of Scotland, 6.375%, 4/29/14	1,000,000	1,659
Scottish Power, 8.375%, 2/20/17	794,000	1,505
Severn Trent Water Utilities, 5.25%, 3/11/16 (EUR)	2,435,000	3,473
Severn Trent Water Utilities, 6.00%, 1/22/18	700,000	1,280
Tesco, 6.125%, 2/24/22	2,500,000	4,590
Virgin Media Finance, 8.875%, 10/15/19	2,500,000	4,366
Vodafone Group, 8.125%, 11/26/18	1,300,000	2,673
		236,083
Government Bonds 5.4%		
Government of the United Kingdom, 3.75%, 9/7/21	24,287,000	44,774
Government of the United Kingdom, 4.25%, 6/7/32	47,999,000	92,658
Government of the United Kingdom, 4.25%, 9/7/39	58,136,000	112,070
Government of the United Kingdom, 4.50%, 3/7/13	8,717,000	14,040
Government of the United Kingdom, 4.50%, 3/7/19	1,758,000	3,346
		266,888
Total United Kingdom (Cost $473,267)		502,971

UNITED STATES 3.4%

Corporate Bonds 3.4%

American International Group, 6.797%, 11/15/17 (EUR)	2,500,000	3,488
AON Financial Services Luxembourg, 6.25%, 7/1/14 (EUR)	2,300,000	3,121
AT&T, 5.875%, 4/28/17 (GBP)	1,000,000	1,807
Bank of America, 4.625%, 2/18/14 (EUR)	1,587,000	2,060
Bank of America, 4.625%, 8/7/17 (EUR)	4,000,000	5,211
Bank of America, 4.75%, 4/3/17 (EUR)	3,500,000	4,586
Bank of America, 5.50%, 12/4/19 (GBP)	1,750,000	2,808
Citigroup, 3.50%, 8/5/15 (EUR)	3,535,000	4,577
Citigroup, 5.00%, 8/2/19 (EUR)	2,688,000	3,539
Citigroup, 6.25%, 9/2/19 (GBP)	1,888,000	3,230
Citigroup, 6.40%, 3/27/13 (EUR)	3,240,000	4,241
Citigroup, FRN, 1.116%, 5/31/17 (EUR)	1,750,000	1,791
Citigroup, FRN, 4.75%, 2/10/19 (EUR)	1,587,000	1,733
Citigroup Finance Canada, 6.75%, 9/22/14 (CAD)	996,000	1,051
CRH Finance, 7.375%, 5/28/14 (EUR)	3,600,000	5,012
GE Capital Canada Funding, 5.73%, 10/22/37 (CAD)	1,693,000	1,863
GE Capital Euro Funding, 4.625%, 2/22/27 (EUR)	3,750,000	5,148
GE Capital Euro Funding, 5.25%, 5/18/15 (EUR)	5,554,000	7,678
GE Capital Euro Funding, 5.375%, 1/16/18 (EUR)	3,373,000	4,847
GE Capital Trust IV, FRN, 4.625%, 9/15/66 (EUR)	3,000,000	3,260
GMAC International Finance, 7.50%, 4/21/15 (EUR)	3,600,000	4,738
Goldman Sachs, 4.50%, 1/30/17 (EUR)	6,000,000	7,794
Goldman Sachs, 5.125%, 10/16/14 (EUR)	4,150,000	5,486
Goldman Sachs, 6.125%, 2/14/17 (GBP)	1,195,000	1,982
Goldman Sachs, 6.375%, 5/2/18 (EUR)	591,000	830
IBM, 6.625%, 1/30/14 (EUR)	650,000	898
JPMorgan Chase, 4.25%, 1/25/17 (GBP)	1,000,000	1,657
JPMorgan Chase, 4.375%, 1/30/14 (EUR)	4,100,000	5,410

U.S. Treasury Obligations 0.3%

U.S. Treasury Notes, 0.625%, 7/31/12 (5)	13,800,000	13,806
		13,806
Total Short-Term Investments (Cost $146,798)		146,798
Total Investments in Securities		
99.1% of Net Assets (Cost $4,862,366)		**$ 4,902,082**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; securities are denominated in the currency of the country presented unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $169,414 and represents 3.4% of net assets.

(2) Security issued under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

(3) Seven-day yield

(4) Affiliated Companies

(5) At June 30, 2012, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
CLP Chilean Peso
CNY China Renminbi
CZK Czech Koruna
DKK Danish Krone
EUR Euro
FRN Floating-Rate Note
GBP British Pound
HKD Hong Kong Dollar
HUF Hungarian Forint
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
MYR Malaysian Ringgit
NOK Norwegian Krone
PLN Polish Zloty

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	8/16/12	USD	44,827	JPY	3,527,272	673
Barclays Bank	8/16/12	AUD	12,497	USD	12,294	444
Barclays Bank	8/16/12	CNY	83,604	USD	13,218	(87)
Barclays Bank	8/16/12	GBP	664	USD	1,047	(7)
Barclays Bank	8/16/12	HUF	303,234	USD	1,282	53
Barclays Bank	8/16/12	MXN	379,222	USD	27,541	766
Barclays Bank	8/16/12	TRY	6,451	USD	3,488	45
Barclays Bank	8/16/12	USD	32,538	AUD	32,321	(407)
Barclays Bank	8/16/12	USD	12,730	BRL	25,935	(70)
Barclays Bank	8/16/12	USD	13,468	EUR	10,572	84
Barclays Bank	8/16/12	USD	16,236	JPY	1,297,571	(7)
Barclays Bank	8/16/12	USD	53,558	PLN	181,681	(683)
Barclays Bank	8/16/12	USD	443	SGD	563	(1)
Barclays Bank	8/16/12	USD	1,372	TRY	2,562	(31)
Citibank	7/17/12	KRW	48,265,428	USD	42,040	60
Citibank	8/16/12	CZK	206,342	USD	10,420	(189)
Citibank	8/16/12	JPY	37,749,642	USD	473,288	(744)
Citibank	8/16/12	MXN	146,714	USD	10,337	615
Citibank	8/16/12	USD	6,241	BRL	12,389	127
Citibank	8/16/12	USD	17,356	MXN	239,372	(512)
Credit Suisse	8/16/12	CLP	5,026,398	USD	10,140	(162)
Credit Suisse	8/16/12	USD	29,024	EUR	22,602	410
Credit Suisse	8/16/12	USD	19,222	EUR	15,303	(151)
Credit Suisse	8/16/12	USD	1,667	JPY	131,444	22
Deutsche Bank	8/16/12	EUR	19,077	USD	24,040	111
Deutsche Bank	8/16/12	GBP	3,376	USD	5,184	103
Deutsche Bank	8/16/12	HUF	227,668	USD	985	17
Deutsche Bank	8/16/12	NOK	381,587	USD	64,148	(102)
Deutsche Bank	8/16/12	USD	224,489	EUR	173,282	5,117
Deutsche Bank	8/16/12	USD	3,255	NOK	19,684	(49)
Goldman Sachs	8/16/12	GBP	4,304	USD	6,750	(10)
Goldman Sachs	8/16/12	USD	5,053	CAD	5,156	(7)
Goldman Sachs	8/16/12	USD	8,164	EUR	6,431	23
Goldman Sachs	8/16/12	USD	17,075	JPY	1,361,612	31
Goldman Sachs	8/16/12	USD	12,198	RUB	385,701	382
Goldman Sachs	8/16/12	USD	6,320	ZAR	52,505	(61)
JPMorgan Chase	7/17/12	USD	1,571	KRW	1,798,481	2
JPMorgan Chase	7/17/12	USD	1,409	KRW	1,631,904	(14)
JPMorgan Chase	8/16/12	BRL	9,876	USD	4,839	35
JPMorgan Chase	8/16/12	CAD	708	USD	693	2

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $4,862,366)	$ 4,902,082
Interest receivable	71,452
Unrealized gain on forward currency exchange contracts	17,585
Foreign currency (cost $12,284)	12,415
Receivable for shares sold	11,490
Receivable for investment securities sold	6,886
Cash deposits on futures contracts (including $4,223 of restricted cash)	5,221
Cash	20
Unrealized gain on swaps	16
Other assets	10,148
Total assets	5,037,315
Liabilities	
Payable for investment securities purchased	56,659
Unrealized loss on forward currency exchange contracts	13,128
Payable for shares redeemed	5,486
Investment management fees payable	2,653
Unrealized loss on futures contracts	1,560
Due to affiliates	375
Swap premiums received	55
Other liabilities	10,389
Total liabilities	90,305
NET ASSETS	**$ 4,947,010**
Net Assets Consist of:	
Overdistributed net investment income	$ (63)
Accumulated undistributed net realized loss	(25,299)
Net unrealized gain	41,156
Paid-in capital applicable to 506,995,686 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	4,931,216
NET ASSETS	**$ 4,947,010**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 59,302	$ 136,613
Net realized gain	7,822	66,331
Change in net unrealized gain (loss)	899	(56,868)
Increase in net assets from operations	68,023	146,076
Distributions to shareholders		
Net investment income		
Investor Class	(55,702)	(124,637)
Advisor Class	(3,663)	(12,163)
Net realized gain		
Investor Class	–	(100,972)
Advisor Class	–	(8,716)
Decrease in net assets from distributions	(59,365)	(246,488)
Capital share transactions*		
Shares sold		
Investor Class	488,609	1,366,094
Advisor Class	88,711	235,892
Distributions reinvested		
Investor Class	51,438	207,940
Advisor Class	3,413	19,695
Shares redeemed		
Investor Class	(687,153)	(1,106,204)
Advisor Class	(187,714)	(374,736)
Redemption fees received	440	870
Increase (decrease) in net assets from capital share transactions	(242,256)	349,551
Net Assets		
Increase (decrease) during period	(233,598)	249,139
Beginning of period	5,180,608	4,931,469
End of period	**$ 4,947,010**	**$ 5,180,608**
Undistributed (overdistributed) net investment income	(63)	–

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The fund has two classes of shares: the International Bond Fund original share class, referred to in this report as the Investor Class, offered since September 10, 1986, and the International Bond Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2012, the fund realized $750,000 of net loss on $10,784,000 of in-kind redemptions.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2012, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2012, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2012, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 28% and 35% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. The fund is required to deposit with the broker cash or securities in an amount sufficient to cause the value of its account to equal a specified percentage of the aggregate value of the fund’s futures contracts with that broker (margin requirement). The margin requirement must then be maintained at the established level over the life of the contract and is restricted from withdrawal by the fund; however, any amounts in excess of the margin requirement may be withdrawn at the fund’s election. Fluctuations in the value of a futures contract reflect changes in the value of the underlying financial instrument and are recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the cumulative amount of unrealized gain or loss; appreciated contracts are reflected as assets and depreciated contracts are reflected as liabilities on the accompanying Statement of Assets and Liabilities. In addition, cash and currencies held by the broker are reflected as deposits on futures contracts. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally between 4% and 5% of net assets.

Swaps The fund is subject to interest rate risk, credit risk, and inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration and credit exposure. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended June 30, 2012, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2012, approximately 20% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s assets. As of June 30, 2012, no collateral had been posted by the fund to counterparties for covered OTC instruments. Collateral pledged by counterparties to the fund is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of June 30, 2012, collateral pledged by counterparties to the fund for covered OTC instruments consisted of securities valued at $14,462,000.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. As of June 30, 2012, cash of $4,223,000 had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,244,185,000 and $1,488,189,000, respectively, for the six months ended June 30, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2011, the fund had $28,378,000 of available capital loss carryforwards.

At June 30, 2012, the cost of investments for federal income tax purposes was $4,868,472,000. Net unrealized gain aggregated $35,050,000 at period-end, of which $197,564,000 related to appreciated investments and $162,514,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $87,000 for Price Associates; $421,000 for T. Rowe Price Services, Inc.; and $29,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2012, the fund was allocated $508,000 of Spectrum Funds’ expenses and $1,085,000 of Retirement Funds’ expenses. Of these amounts, $943,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 13% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 24% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class and Advisor Class in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012